SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant  XX
Filed by a Party other than the Registrant  __

Check the appropriate box:

     Preliminary Proxy Statement
 XX  Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to Rule
     14a-11(c) or Rule 14a-12

     Confidential, for use
     of the Commission Only
     (as permitted by Rule
     14a-6(e)(2))


                      EAGLE BANCGROUP, INC.
         (Name of Registrant as Specified in its Charter)

                      EAGLE BANCGROUP, INC.
            (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

     $500 per each party to the controversy pursuant to Exchange Act Rule
          14a-6(i)(3).

     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

 XX  Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:
                      Eagle BancGroup, Inc.
                        301 Fairway Drive
                   Bloomington, Illinois 61701
                          (309) 663-6345



January 9, 1997

Dear Stockholder:

On behalf of the Board of Directors and the management of Eagle BancGroup, Inc., you are cordially invited to attend a Special Meeting of the Stockholders to be held at the Conference Center at the Best Western Eastland Suites Lodge, 1801 Eastland Drive, Bloomington, Illinois, on Tuesday, February 11, 1997, at 10:00 a.m., Central Time.

The proposals to be acted upon at the meeting are the approval of the 1996 Stock Option Plan and the Management Development and Recognition Plan and Trust Agreement. These proposals are described more fully in the accompanying Notice of the Special Meeting and Proxy Statement, which you are urged to read carefully. The Board of Directors believes that these proposals are in the best interests of the Corporation and its stockholders and recommends a vote FOR each of the proposals. Directors and officers of the Corporation will be present to respond to any questions stockholders may have with respect to the Corporation or the matters to be acted upon at the meeting.

YOUR VOTE IS VERY IMPORTANT. TO ENSURE PROPER REPRESENTATION OF YOUR SHARES AT THE SPECIAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

Thank-you for your continued support.

Sincerely,

EAGLE BANCGROUP, INC.



Donald L. Fernandes
President and Chief Executive Officer

                      EAGLE BANCGROUP, INC.
                        301 FAIRWAY DRIVE
                   BLOOMINGTON, ILLINOIS 61701
                          (309) 663-6345

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON FEBRUARY 11, 1997

     NOTICE IS HEREBY GIVEN, that a Special Meeting of Stockholders (the "Meeting") of Eagle BancGroup, Inc. (the "Corporation") will be held at the Conference Center at the Best Western Eastland Suites Lodge, 1801 Eastland Drive, Bloomington, Illinois, on Tuesday, February 11, 1997, at 10:00 a.m., Central Time.

     The Meeting is for the purpose of considering and acting upon:

     1. The approval of the Corporation's 1996 Stock Option and Incentive Plan (the "Option Plan");

     2. The approval of the Corporation's Management Development and Recognition Plan and Trust Agreement (the "MDR Plan and Trust");

     3. A proposal to adjourn the Meeting in the event that the Corporation's management should determine in its sole discretion, at the time of the Meeting, that such adjournment is in the best interest of the Corporation and its stockholders, which would include adjourning the Meeting to enable management to solicit additional proxies which may be necessary to ensure approval of the Option Plan and the MDR Plan and Trust.

     4. Such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on December 26, 1996, as the record date for the determination of stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              Donald L. Fernandes
                              President and Chief Executive Officer

Bloomington, Illinois
January 9, 1997

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION
THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A
QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                         PROXY STATEMENT
                                OF
                      EAGLE BANCGROUP, INC.
                        301 FAIRWAY DRIVE
                   BLOOMINGTON, ILLINOIS  61701
                          (309) 663-6345

                 SPECIAL MEETING OF STOCKHOLDERS
                        February 11, 1997


                       GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Eagle BancGroup, Inc. (the "Corporation") to be used at a Special Meeting of Stockholders of the Corporation (the "Meeting"). The purpose of the Meeting is to consider and vote upon a proposal to approve the Eagle BancGroup, Inc. 1996 Stock Option and Incentive Plan (the "Option Plan") and a proposal to approve the Eagle BancGroup, Inc. Management Development and Recognition Plan and Trust Agreement (the "MDR Plan and Trust"). The Meeting will be held at the Conference Center at the Best
Western Eastland Suites Lodge, 1801 Eastland Drive, Bloomington, Illinois, on Tuesday, February 11, 1997, at 10:00 a.m., Central Time. The accompanying Notice of Meeting, this Proxy Statement and the Proxy Card are being first mailed to stockholders on or about January 10, 1997. The Corporation is the holding compnay for First Federal Savings and Loan Association of Bloomington ("First Federal").

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. A stockholder who has executed a proxy has the power to revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Corporation at 301 Fairway Drive, Bloomington, Illinois 61701, by executing and delivering a subsequently dated proxy or by attending the Meeting and voting in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors set forth below.

     A quorum of stockholders is necessary to take action at the Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock of the Corporation (the "Common Stock") entitled to vote at the Meeting will constitute a quorum. Votes cast in person or by proxy at the Meeting will be tabulated by the inspector of election appointed for the Meeting and will be counted as present for purposes of determining whether a quorum is present. Any proxies marked as abstentions will not be counted as votes cast; however, such proxies will be treated as present for purposes of determining whether a quorum is present. Any shares that are held in street name and have been designated by brokers on proxy cards as not voted will not be counted as votes cast and will not be treated as present for purposes of determining whether a quorum is present. Approval of the Option Plan and the MDR Plan and Trust require the affirmative vote of at least a majority of the votes entitled to be cast at the Meeting. Therefore, abstentions and broker non-votes will have the same effect as votes against approval of the Option Plan and the MDR Plan and Trust.

     The expenses of solicitation, including the cost of printing and mailing, will be paid by the Corporation. Proxies are being solicited principally by mail and by telephone. D. F. King & Co., Inc. has been retained by the Corporation to act as a proxy solicitor for a fee estimated not to exceed $4,500 plus reimbursement of out of pocket expenses. In addition, directors, officers and regular employees of the Corporation may solicit proxies personally, by telephone, by fax or by special letter. The Corporation may also reimburse brokers, nominees and other fiduciaries for their reasonable expenses in forwarding proxy solicitation material to beneficial owners.

         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record as of the close of business on December 26, 1996 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, the Corporation had 1,302,705 shares of Common Stock issued and outstanding.

     The following table sets forth, as of November 25, 1996, the number of shares of Common Stock beneficially owned by each person known by the Corpor-ation to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, each director of the Corporation, the executive officer
(who is also a director) named in the Summary Compensation Table below, and all directors and executive officers of the Corporation as a group.


Name of Beneficial Owner           Amount and Nature      Percent of Common
                                     of Beneficial        Stock Outstanding
                                     Ownership <F1>
Principal Stockholders:

  First Federal Savings and Loan         104,216                  8.00%
  Association of Bloomington
  Employee Stock Ownership
  Plan <F2>
  301 Fairway Drive
  Bloomington, Illinois 61701

  Investors of America, Limited          130,000                  9.98%
  Partnership <F3>
  39 Glen Eagles Drive
  St. Louis, Missouri 63124

  Directors:

  Gerald A. Bradley <F4>                  10,060                  0.77%

  Robert P. Dole <F5>                     20,000                  1.54%

  Donald L. Fernandes                     10,250                  0.79%

  William J. Hanfland                     10,000                  0.77%

  Louis F. Ulbrich                        20,000                  1.54%

  Steven J. Wannemacher                    5,000                  0.38%

All directors and executive               83,635                  6.42%
officers as a group (9 persons)

____________________________

<F1>
Unless otherwise indicated, the nature of beneficial ownership for shares shown in this column is sole voting and investment power.

<F2>
Robert P. Dole, William J. Hanfland and Steven J. Wannemacher, acting as a committee, hold 104,216 shares or 8% of the outstanding Common Stock in their capacity as Trustee of the First Federal Savings and Loan Association of Bloomington Employee Stock Ownership Plan ("ESOP").
Messrs. Dole, Hanfland and Wannemacher have no voting and investment power with respect to ESOP shares allocated to participant accounts and have shared voting and investment power with respect to unallocated ESOP shares. Participants in the ESOP are entitled to direct the Trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares and allocated shares for which no direction is received will be voted by the Trustee in the same proportion that the allocated shares were voted, unless inconsistent with the Trustee's fiduciary responsibility. In the event a vote of shares of Common Stock occurs prior to the first allocation of ESOP shares to the accounts of participants, the Trustee will vote all of the shares as directed by the Personnel Committee of the Board of Directors of First Federal. As of the Record Date, no ESOP shares had been allocated to the accounts of participants.

<F3>
Based on Schedule 13D dated July 12, 1996. The general partner of Investors of America, Limited Partnership is First Securities America, Inc., a Missouri corporation ("First Securities"). First Securities's principal address is Suite 404, 135 North Meramec, Clayton, Missouri 63105. James F. Dierberg is the controlling shareholder and President of First Securities. Mr. Dierberg's address is 39 Glen Eagles Drive, St. Louis, Missouri 63124.

<F4>
Of the 10,060 shares reported as beneficially owned by Mr. Bradley, 2,590 are held by PrimeVest Financial Services, Inc. as custodian for Mary C. Bradley, Mr. Bradley's wife.

<F5>
Of the 20,000 shares reported as beneficially owned by Mr. Dole, 10,000 are held jointly with Joyce L. Dole, Mr. Dole's wife, 5,000 are held by the Robert P. Dole Trust for which Mr. Dole and Ms. Dole act as co-trustees with shared voting and investment power and 5,000 are held by the Joyce L. Dole Trust for which Mr. Dole and Ms. Dole act as co-trustees with shared voting and investment power.

                      EXECUTIVE COMPENSATION

     Summary Compensation Information.  The following table sets forth compensation information for the fiscal years ended December 31, 1996 and 1995, with respect to the Chief Executive Officer of the Corporation.  The amounts reflected in the table were paid by First Federal for services rendered to First
Federal.  Officers of the Corporation do not receive any additional compensation for serving in such capacities.  No other officer or employee of First Federal received compensation in excess of $100,000 in the fiscal year ended December
31, 1996.  The person named in the table is sometimes referred to herein as the
"named executive officer."
                                    Annual Compensation
Name and Principal                                   Other Annual   All Other
Position              Year  Salary        Bonus      Compensation  Compensation
Donald L. Fernandes   1996  $101,874         --       $1,604<F3>      --
President and Chief   1995  $ 89,081<F1>  $3,000<F2>  $1,604<F3>      --
Executive Officer

 _______________

<F1>
Mr. Fernandes was appointed President and Chief Executive Officer of
First Federal effective August 15, 1995. The 1995 compensation reflected under salary includes compensation paid to Mr. Fernandes from January 1, 1995 through August 14, 1995 in his capacity as Senior Vice President - Finance of First Federal.

<F2>
A bonus was authorized by the Board of Directors in December, 1995, payable on January 4, 1996. The bonus amount listed is that paid on January 4, 1996.

<F3>
Mr. Fernandes has a deferred compensation agreement with First Federal whereby First Federal has agreed to purchase a life insurance policy on his behalf. The amount listed is the annual premium paid by First Federal for this policy.

     Pension Plan. First Federal currently maintains a defined benefit pension plan (the "Pension Plan") to provide retirement benefits for its employees. The Pension Plan is qualified under Section 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"). First Federal annually contributes an amount to the Pension Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended, ("ERISA").

     The following table sets forth the estimated annual benefits payable upon retirement at age 65 in calendar year 1996, expressed in the form of a ten-year certain and life annuity, for the average salary and years of service
classifications specified                                                                 Years of Service
                                     Years of Service

Average Salary      15          20          25          30          35
$25,000              $ 5,625     $ 7,500     $ 9,375     $11,250     $13,125
$50,000              $11,250     $15,000     $18,750     $22,500     $26,250
$75,000              $16,875     $22,500     $28,125     $33,750     $39,375
$100,000             $22,500     $30,000     $37,500     $45,000     $52,500
$125,000             $28,125     $37,500     $46,875     $56,250     $65,625

     All employees over the age of 20-1/2 who have worked at least 500 hours in a 6-month period of employment with First Federal are eligible to participate in the Pension Plan. Once eligible to participate in the Pension Plan an employee accrues benefits for each year of service during which the employee works at least 1,000 hours for First Federal.

     The amount of an employee's Pension Plan benefit is based on that employee's years of service to First Federal, up to a maximum of forty years, and his or her average salary during his or her most highly compensated five consecutive years of service. An employee's Pension Plan benefit vests according to the following schedule: 20% after two years of service, 40% after 3 years of service, 60% after 4 years of service, 80% after 5 years of service and 100% after 6 years of service. Normal retirement occurs at the later of age 65 or when an employee completes five years of service to First Federal. An employee may elect early retirement any time after reaching age 55 and completing ten years of service to First Federal. An employee may also elect to delay retirement beyond his or her normal retirement date. An employee's Pension Plan benefits are payable in full without deduction for Social Security or any other offset amounts.

     An employee retiring on his or her normal retirement date is entitled to a monthly pension equal to 1.5% of his or her average monthly salary during his or her five consecutive most highly-compensated years of service multiplied by the number of that employee's years of service, up to a maximum of 40 years of service. An employee electing early retirement or late retirement will have his or her monthly benefit actuarially adjusted to account for such early or late commencement of benefit payments. Under the Pension Plan, benefits are also payable upon termination, disability and death.

     The approximate years of service, as of December 31, 1996, for the named executive officer is as follows:

             Name                              Years of Service

         Donald L. Fernandes                       13 Years


    Effective March 31, 1996, the Board of Directors of First Federal froze the Pension Plan. No further benefits will accrue under the Pension Plan after that date. All participants became fully vested in their benefits accrued as of that date. First Federal will continue making contributions to the Pension Plan until the plan is fully funded at which time the Pension Plan will be terminated and liquidated by paying out all funds in the Pension Plan to the respective beneficiaries of those funds.

     Deferred Compensation Agreement. First Federal entered into a deferred compensation agreement with Donald L. Fernandes on September 22, 1992. Under the terms of this agreement, Mr. Fernandes or his beneficiary is entitled to receive annual payments from First Federal after Mr. Fernandes' retirement at age 60 or beyond or in the event that he is disabled or dies prior to age 60. The deferred compensation agreement will be terminated if Mr. Fernandes ceases to be employed by First Federal at any time prior to his attaining age 60 if no benefits have been paid under the agreement. To meet its obligations under the deferred compensation agreement, First Federal has purchased a life insurance policy for the benefit of Mr. Fernandes, and First Federal pays an annual premium on this policy. In the event that the deferred compensation agreement is terminated, First Federal will no longer have any obligation to make premium payments on the insurance policy, and Mr. Fernandes may receive ownership of the policy.

     Employment Agreement. First Federal and the Corporation have entered into an employment agreement with Donald L. Fernandes, effective as of June 29, 1996. The employment agreement provides that Mr. Fernandes will be employed for a 36-month term. The term of the agreement may be extended for an additional twelve-month period by action of the Board of Directors of First Federal and the Corporation taken 60 days prior to each anniversary of the effective date of the employment agreement. Mr. Fernandes may terminate the employment agreement at any time upon 60 days' prior written notice to the Board of Directors of First Federal and the Corporation.

     Under the employment agreement, the base salary for Mr. Fernandes is $105,000 per year. The Board of Directors of First Federal and the Corporation will review Mr. Fernandes's base salary at least once a year and may increase that base salary. In addition to base salary, the agreement provides for participation in any group health, medical, hospitalization, dental care, sick leave pay, life insurance or death benefit, disability plans and other employee benefit plans offered by First Federal to its employees.

     The employment agreement provides for continuing benefits in the event Mr. Fernandes is terminated, or his employment agreement is not renewed, other than for "just cause" (e.g., personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit or willful violation of any law, rule or regulation). In such instances, Mr. Fernandes will continue to receive all benefits due to him under the employment agreement through the remaining term of the agreement. If Mr. Fernandes is terminated within one year after a "change of control" of First Federal or the Corporation, then First Federal will pay to Mr. Fernandes a lump sum equal to
2.99 times Mr. Fernandes's "Base  Amount," as that term is defined in
Section 280G(b)(3) of the Code, and will continue to provide coverage for Mr. Fernandes and his dependents, beneficiaries and estate under all employee benefit plans of First Federal and the Corporation for twenty-four months.
If payments and benefits under the employment agreement would constitute an "Excess Parachute Payment" under Section 280G of the Code, then such payments and benefits will be reduced to one dollar less than the maximum amount that First Federal may pay under Section 280G of the Code without losing its ability to deduct such payments for tax purposes. A "change of control" is defined in the employment agreement to include, among other events, the acquisition of more than 25% of First Federal's or the Corporation's outstanding common stock, or the equivalent in voting power of any class or classes of outstanding capital stock of First Federal or the Corporation, by any corporation, person or group. The employment agreement further provides that, within one year of a change of control, Mr. Fernandes may elect to terminate his employment with First Federal or the Corporation and receive the severance benefits described above if there is (i) any substantial change in his duties and responsibilities, (ii) any material reduction in his aggregate compensation or (iii) a change in his main place of work to a location outside of a forty-mile radius of First Federal's offices at which he is then based, provided that any such event occurs without his express written consent.

     In the event Mr. Fernandes's employment is terminated for "just cause," all Mr. Fernandes's rights and benefits under the employment agreement cease as of the date of such termination.

     The agreement with Mr. Fernandes includes a covenant which will limit his ability under certain circumstances to compete with the business of First Federal for a period of one year following the termination of his employment with First Federal.

     Compensation Committee Interlocks and Insider Participation. The members of the Compensation Committee of the Board of Directors of First Federal for the fiscal year ended December 31, 1996 were Messrs. Bradley, Dole, Hanfland, Ulbrich and Wannemacher. No such member of the Compensation Committee is a former or current officer or employee of the Corporation or First Federal.

     First Federal makes loans to executive officers and directors of First Federal and their affiliates in the ordinary course of its business. Such loans to executive officers, directors and their affiliates are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time the transaction is originated for comparable transactions with nonaffiliated persons and do not, in the opinion of First Federal's management, involve more than the normal risk of collectibility or present any other unfavorable features.

                      DIRECTOR COMPENSATION

     Directors of the Corporation do not receive any fees in consideration of their service. Directors of First Federal who are not also employees of First Federal receive a fee of $1,000 per month for their services as Directors of First Federal. The Chairman of the Board of Directors receives an additional fee of $200 per month. Directors who are employees of First Federal receive no compensation for their services as Directors of First Federal. No additional committee fees or meeting fees are paid. Mr. Bradley defers a portion of his fees which is then used by First Federal to pay the premiums on two life insurance policies for his benefit. First Federal pays an aggregate of $4,800 per year as premiums on these policies, and Mr. Bradley's annual compensation as a director is reduced accordingly. The policies provide life insurance coverage for Mr. Bradley and will pay benefits to his beneficiaries in the event of his death during the term of the policies.

     PROPOSAL I - APPROVAL OF 1996 STOCK OPTION AND INCENTIVE PLAN

     In connection with the conversion of First Federal from a federally-chartered mutual savings association to a federally-chartered stock savings association, the simultaneous issuance of First Federal's capital stock to the Corporation, and the simultaneous issuance of 1,302,705 shares of Common Stock of the Corporation (the "Conversion"), the Board of Directors of the Corporation adopted the Option Plan, subject to approval by the stockholders of the Corporation. The Option Plan authorizes discretionary grants of options to purchase shares of Common Stock, which may be options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, or options that are not intended to so qualify, to officers (including officers who may also be directors) and other key employees of the Corporation and First Federal. The Option Plan also provides for automatic nondiscretionary grants of nonqualified stock options to nonemployee directors of the Corporation. The following summary description of the Option Plan is qualified in its entirety by reference to the Option Plan, which is attached hereto as Appendix A.

Purpose

     The purpose of the Option Plan is to attract and retain highly-qualified directors and officers and other key employees of the Corporation and First Federal by providing them with appropriate incentives and rewards for their contributions to the long-term success of the Corporation and First Federal and to more closely align their interests with those of stockholders by increasing their equity investment in the Corporation.

Eligible Directors and Officers and Other Key Employees

     There are currently five nonemployee directors of the Corporation and First Federal. As of December 1, 1996, there were four officers (including officers who were also directors) and other key employees of the Corporation and First Federal.

Administration

     The Option Plan will be administered by the Compensation Committee of the Board of Directors, which will be comprised of two or more members of the Board of Directors who will be appointed by and will serve at the pleasure of the Board of Directors. Each member of the Compensation Committee will be a "disinterested person" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); i.e., no member of the Compensation Committee may be an officer or employee of the Corporation or First Federal, and no member of the Compensation Committee may receive a discretionary stock-based grant or award under any plan of the Corporation or First Federal in the 12 months prior to or during his or her service on the Compensation Committee. The Compensation Committee will have the authority to determine, among other things, which officers and other key employees of the Corporation and First Federal will be granted options under the Option Plan, the timing and type of discretionary option grants to officers and other key employees under the Option Plan and the number of shares of Common Stock to be covered by each option granted to an officer or other key employee under the Option Plan. The Compensation Committee will also have the sole authority to interpret the provisions of the Option Plan and the terms and conditions of options granted thereunder.

Shares of Common Stock Issuable

     The aggregate number of shares of Common Stock that may be issued and sold under the Option Plan is initially 130,270. The aggregate number of shares that may be issued and sold under the Option Plan will then be adjusted on January 1 of each year during the period from February 11, 1997, until February 11, 2007 (the "Period"), so that as of January 1 of each year the aggregate number of shares that may be issued and sold under the Option Plan during the Period will be equal to 10 percent of the outstanding shares of Common Stock on that date. The Option Plan provides, however, that no such adjustment may reduce the aggregate number of shares that may be issued and sold thereunder. Shares of Common Stock covered by options that expire or are canceled or otherwise terminated prior to exercise will again be available for future grants under the Option Plan. The aggregate number of shares of Common Stock that may be issued and sold under the Option Plan is also subject to adjustment in the event of any stock dividend, stock split, combination of shares or other change in the capital structure of the Corporation, as described under "Adjustments" below.

Nonemployee Director Options

     Grants. Each person who is a nonemployee director of the Corporation on the date of the Meeting will be automatically granted on that date a nonqualified stock option to purchase 6,513 shares of Common Stock.

     Exercise Price and Payment Thereof. The purchase price per share (the "Exercise Price") payable upon exercise of a nonqualified stock option granted to a nonemployee director under the Option Plan will be the fair market value of a share of Common Stock on the date of grant. For purposes of the Option Plan, "fair market value" means the average of the closing price of the Common Stock as reported on The Nasdaq Stock Market for the 20 business days ending on the third business day preceding the date in question (e.g., the date of grant or the date of exercise). The closing price of the Common Stock on The Nasdaq Stock Market on November 27, 1996, was $13.50. The Exercise Price may be paid (i) in cash, including proceeds from the deferred sale through a broker of some or all of the shares subject to the exercise, (ii) by surrendering to the Corporation shares of Common Stock that are already owned by the optionee and have a fair market value on the date of exercise equal to the Exercise Price, (iii) by having the Corporation withhold shares of Common Stock that are otherwise issuable pursuant to the exercise and have a fair market value on the date of exercise equal to the Exercise Price or (iv) by any combination of the foregoing.

     Vesting and Termination. A nonqualified stock option granted to a nonemployee director will become exercisable with respect to 20 percent of the shares covered thereby on each of the first five anniversaries of the date of grant and will terminate on the earlier of (i) termination of the optionee's service as a director for any reason other than his or her death, disability or retirement in accordance with the Corporation's retirement policy for directors or (ii) 10 years from the date of grant. In the event of an optionee's death or disability, his or her options will become fully exercisable on the date of his or her death or disability and will terminate on the earlier of (i) the first anniversary of the date of his or her death or disability or (ii) the tenth anniversary of the date on which the option is originally granted. In the event that an optionee retires from the Board of Directors in accordance with the Corporation's retirement policy for directors, his or her options will continue to vest and remain exercisable in the same manner, and to the same extent, as if he or she had continued his or her service as a director, provided such director continues to serve as an advisory director or director emeritus for the Corporation or First Federal.

Officer and Other Key Employee Options

     Grants. The Compensation Committee may from time to time grant incentive stock options or nonqualified stock options to officers and other key employees of the Corporation or First Federal. Unless otherwise expressly provided at the time of grant, options granted to officers and other key employees will be incentive stock options. Pursuant to Section 422 of the Code, however, the aggregate fair market value (determined with respect to each incentive stock option at the time it is granted) of shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a particular optionee during any calendar year may not exceed $100,000.

     Exercise Price and Payment Thereof. The Exercise Price payable upon exercise of an option granted to an officer or other key employee under the Option Plan will be the fair market value on the date of grant. Pursuant to the Code, however, if an incentive stock option is granted to an officer or other key employee who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation (a "Ten Percent Holder"), the Exercise Price will not be less than 110 percent of the fair market value on the date of grant. The Exercise Price may be paid (i) in cash, including proceeds from the deferred sale through a broker of some or all of the shares subject to the exercise, (ii) by surrendering to the Corporation shares of Common Stock that are already owned by the optionee and have a fair market value on the date of exercise equal to the Exercise Price,
(iii) by having the Corporation withhold shares of Common Stock that are otherwise issuable pursuant to the exercise and have a fair market value on the date of exercise equal to the Exercise Price, (iv) by such other medium as the Compensation Committee may authorize at the time of grant or (v) by any combination of the foregoing.

     Vesting and Termination. Options granted to an officer or other key employee will become exercisable with respect to 20 percent of the shares covered thereby on each of the first five anniversaries of the date of grant, unless otherwise provided by the Compensation Committee in its sole discretion, and will terminate on the earlier of (i) termination of the optionee's employment for any reason other than his or her death or disability or, in the case of an officer who is also a director, his or her retirement as an officer if his or her service as a director continues or (ii) 10 years from the date of grant or, in the case of an incentive stock option granted to a Ten Percent Holder, five years from the date of grant. In the event of an optionee's death or disability, his or her options will become fully exercisable on the date of his or her death or disability and will terminate on the earlier of (i) the first anniversary of his or her death or disability or (ii) the tenth anniversary of the date on which the option is originally granted or, in the case of an incentive stock option granted to a Ten Percent Holder, the fifth anniversary of the date on which the option is originally granted. In the event that an officer who is also a director retires as an officer but continues to serve as a director, his or her options will continue to vest and remain exercisable in accordance with the terms and conditions thereof.

Consideration for Option Grants

     No consideration will be paid to the Corporation by nonemployee directors or officers or other key employees for grants of options under the Option Plan. The only consideration will be the past and present contributions of the optionees to the success of the Corporation and First Federal.

Adjustments

     The aggregate number of shares of Common Stock that may be issued and sold under the Option Plan, the number of shares of Common Stock covered by outstanding options granted under the Option Plan, and the Exercise Prices of outstanding options granted under the Option Plan are subject to adjustment to reflect the effect of any stock dividend, stock split, combination of shares or other change in the capital structure of the Corporation. In the event of any merger, consolidation or other reorganization of the Corporation with any other corporation or corporations, the Board of Directors may substitute for each share of Common Stock then covered by the Option Plan, including each share of Common Stock covered by an outstanding option granted thereunder, such number and kind of shares of stock, other securities, cash or other property to which the holders of Common Stock are entitled pursuant to the transaction as the Board of Directors shall deem equitable.

Withholding Taxes

     If an optionee is required to pay any federal, state or local withholding taxes in connection with his or her exercise of an option granted under the Option Plan, he or she may satisfy that obligation by (i) having the Corporation withhold such number of shares of Common Stock otherwise issuable pursuant to the exercise as have an aggregate fair market value on the date of exercise equal to the amount of tax to be withheld or (ii) surrendering to the Corporation shares of Common Stock that are already owned by the optionee and have an aggregate fair market value on the date of exercise equal to the amount of tax to be withheld.

Transferability of Options

     Options granted pursuant to the Option Plan may not be transferred except by will or the laws of descent and distribution, pursuant to a "qualified domestic relations order" as defined by the Code or, if the Compensation Committee so permits, by assignment by the optionee of all or any portion of a nonqualified stock option to his or her spouse or lineal descendant, the trustee of a trust for the primary benefit of his or her spouse or lineal descendant, a partnership in which his or her spouse and lineal descendants are the only partners, or a tax exempt organization as described in Section 501(c)(3) of the Code, provided in each case that the optionee does not receive any consideration for the assignment.

Amendment and Termination

     The Board of Directors or the Compensation Committee may terminate, suspend or amend the Option Plan in whole or in part at any time and from time to time, provided that (i) no amendment will be effective until approved by the stockholders, if stockholder approval of the amendment is required under the terms of the Option Plan, and (ii) the provisions of the Option Plan applicable to the amount, price and timing of automatic nondiscretionary grants of nonqualified stock options to nonemployee directors may not be amended more than once every six months except to comport with changes in the Code or the regulations thereunder.

Effective Date

     The Option Plan will be effective on the date when it is first approved by the stockholders.

Limitation on Liability; Indemnification

     The Option Plan provides that, in the absence of bad faith, no member of the Compensation Committee will be liable for any act or omission relating to his or her service on the Compensation Committee. As directors of the Corporation, members of the Compensation Committee are entitled to indemnification in accordance with the Certificate of Incorporation and Bylaws of the Corporation.

New Option Plan Benefits

     If the Option Plan is approved by the stockholders at the Meeting, options will be granted as follows to the named executive officer, all current executive officers as a group, all current nonemployee directors as a group, and all employees (including all current officers who are not executive officers) as a group, on the date of the Meeting:

1996 STOCK OPTION AND INCENTIVE PLAN
Name and Position                                          Number of Shares
                                                            of Common Stock
                                                          Underlying Options

Donald L. Fernandes                                              32,567
President and Chief Executive Officer

All current executive officers as a                              52,106
group

All current nonemployee directors as                             32,565
a group

All employees, including all current                                 --
officers who are not executive
officers, as a group

Federal Income Tax Consequences

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Option Plan based on federal income tax laws in effect on January 1, 1996. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     Tax Consequences to Optionees:

     Nonqualified Stock Options. In general: (i) no income will be recognized by an optionee at the time a nonqualified stock option is granted;
(ii) at the time of exercise of a nonqualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the Exercise Price and the fair market value of the shares on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Stock Options.   No income generally will be recognized by an
optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the Exercise Price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

     If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the Exercise Price. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     Tax Consequences to Employer:

     To the extent that an optionee recognizes ordinary income in the circumstances described above, his or her employer will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in Section 162(m) of the Code and is not an "excess parachute payment" within the meaning of
Section 280G of the Code.

     The affirmative vote of a majority of the shares of Common Stock (represented in person or by proxy) eligible to vote at the Meeting or any adjournment thereof is required for approval of the Option Plan. The Board of Directors recommends that you vote FOR approval of the Option Plan.

     The Option Plan complies with the regulations of the Office of Thrift Supervision ("OTS"). The OTS in no way endorses or approves the Option Plan. Any written or oral representation to the contrary is not permitted.

      PROPOSAL II - APPROVAL OF MANAGEMENT DEVELOPMENT AND
               RECOGNITION PLAN AND TRUST AGREEMENT

     In connection with the Conversion, the Board of Directors adopted the MDR Plan and Trust, subject to approval by the stockholders of the Corporation. The MDR Plan and Trust authorizes discretionary grants of shares of Common Stock ("Awards") to officers and other key employees of the Corporation and First Federal. The MDR Plan and Trust also provides for automatic nondiscretionary Awards to nonemployee directors of the Corporation. The following summary description of the MDR Plan and Trust is qualified in its entirety by reference to the MDR Plan and Trust, which is attached hereto as Appendix B.

Purpose

     The purpose of the MDR Plan and Trust is to attract and retain highly-qualified directors and officers and other key employees of the Corporation and First Federal by providing them with appropriate incentives and rewards for their contributions to the long-term success of the Corporation and First Federal and to more closely align their interests with those of stockholders by increasing their equity interests in the Corporation.

Eligible Directors and Officers and Other Key Employees

     There are currently five nonemployee directors of the Corporation and First Federal. As of December 1, 1996, there were four officers (including officers who were also directors) and other key employees of the Corporation and First Federal.

Administration

     The MDR Plan and Trust will be administered by a committee (the "MDRP Committee") appointed or approved by the Board of Directors. Members of the MDRP Committee will serve at the pleasure of the Board of Directors and will not be eligible to receive discretionary Awards under the MDR Plan and Trust. The MDRP Committee will appoint, subject to the approval of the Board of Directors, one or more individuals from among its members or otherwise to act as trustee or trustees (the "Trustee or Trustees") of the Trust. The MDRP Committee will have the authority to determine, among other things, which officers and other key employees will be granted Awards under the MDR Plan and Trust, the timing of such grants and the number of shares of Common Stock to be covered by each Award granted to an officer or other key employee under the MDR Plan and Trust. The Committee will also have the sole authority to interpret the provisions of the MDR Plan and Trust and the terms and conditions of Awards granted thereunder.

Shares of Common Stock Covered

     The only shares of Common Stock that may be subject to Awards granted under the MDR Plan and Trust are the shares of Common Stock that shall have been purchased by the Trustee or Trustees with contributions by the Corporation and First Federal to the Trust. The Board of Directors will determine the amounts, or the method of computing the amounts, to be contributed to the Trust by the Corporation and First Federal. The Trustee or Trustees will invest all of the contributions exclusively in Common Stock, provided that the Trust may not purchase an aggregate of more than 52,108 shares of Common Stock, which is four percent of the aggregate number of shares of Common Stock issued pursuant to the Conversion. Shares of Common Stock purchased by the Trust may be newly-issued shares or treasury shares purchased from or contributed in lieu of cash by the Corporation or shares purchased on the open market. Shares of Common Stock that are forfeited by a recipient of an Award granted under the MDR Plan and Trust will again be available for grants of future Awards thereunder.

Nonemployee Director Awards

     Grants. Each person who is a nonemployee director of the Corporation on the date of the Meeting will be automatically granted on that date an Award of 2,605 shares of Common Stock, which will be allocated by the Trustee or Trustees to a Trust account in his or her name.

     Vesting, Forfeiture and Distribution. The Shares of Common Stock covered by an Award granted to a nonemployee director will vest and become nonforfeitable at the rate of 20 percent per year over a period of five years from the date of grant for so long as he or she continues to serve as a director of the Corporation. In the event that a nonemployee director ceases to be a director of the Corporation prior to the fifth anniversary of the date of grant for any reason other than his or her death or disability, the shares of Common Stock covered by his or her Award that have not then vested and become nonforfeitable will be forfeited by him or her. In the event that a nonemployee director ceases to be a director of the Corporation prior to the fifth anniversary of the date of grant as a result of his or her death or disability, all of the shares of Common Stock covered by his or her Award will immediately become fully vested and nonforfeitable upon his or her death or disability. Shares of Common Stock covered by an Award granted to a nonemployee director will be distributed to him or her from his or her Trust account by the Trustee or Trustees as soon as practicable after they have vested and become nonforfeitable.

Officer and Other Key Employee Awards

     Grants. The MDRP Committee may from time grant Awards to officers and other key employees of the Corporation and First Federal. In selecting the officers and other key employees to whom Awards will be granted under the MDR Plan and Trust, the MDRP Committee will consider the position and responsibilities of each of the officers and other key employees, the value of his or her services to the Corporation and First Federal and any other factors the MDRP Committee may deem relevant, including the recommendations of the Chairman of the Board. Upon the grant of an Award to an officer or other key employee, the shares of Common Stock covered thereby will be allocated by the Trustee or Trustees to a Trust account in his or her name.

     Vesting, Forfeiture and Distribution. The shares of Common Stock covered by an Award granted to an officer or other key employee will vest and become nonforfeitable at the rate of 20 percent per year over a period of five years from the date of grant, or at the rate of such lesser percentage over such longer period of time as the MDRP Committee may specify, for so long as he or she continues to be employed by the Corporation or First Federal. In the event that an officer or other key employee ceases to be employed by the Corporation or First Federal prior to the fifth anniversary of the date of grant (or such later date as the MDRP Committee may specify) for any reason other than his or her death or disability, the shares of Common Stock covered by his or her Award or Awards that have not then vested and become nonforfeitable will be forfeited by him or her. In the event that an officer or other key employee ceases to be employed by the Corporation or First Federal prior to the fifth anniversary of the date of grant (or such later date as the MDRP Committee may specify) as a result of his or her death or disability, all of the shares of Common Stock covered by his or her Award or Awards will immediately become fully vested and nonforfeitable upon his or her death or disability. Shares of Common Stock covered by an Award granted to an officer or other key employee will be distributed to him or her from his or her Trust account by the Trustee or Trustees as soon as practicable after they have vested and become nonforfeitable.

Dividends and Voting Rights

     Dividends or other earnings or distributions paid by the Corporation on shares of Common Stock that have been allocated to an Award recipient's Trust account but have not vested and become nonforfeitable will be deposited in an interest bearing Trust account in the name of the recipient and will be distributed to him or her, together with any interest earned thereon, when and if the shares of Common Stock on which they were paid vest and become nonforfeitable and are distributed to the recipient. An Award recipient has no right to vote shares of Common Stock that have been allocated to his or her Trust account unless and until the shares vest and become nonforfeitable and are distributed to the recipient.

Revocation of Awards for Misconduct

     The MDR Plan and Trust provides that the Board of Directors may revoke, rescind and terminate any Award (or any portion thereof) granted thereunder to the extent that shares of Common Stock covered thereby have not been distributed from the Award recipient's Trust account to him or her, regardless of whether the shares have vested and otherwise become nonforfeitable, if the recipient is discharged by the Corporation or First Federal for "cause" (as defined in the MDR Plan and Trust) or it is discovered following termination of the recipient's employment or service as a director that he or she engaged in conduct that would have justified his or her discharge for cause.

Consideration for Awards

     No consideration will be paid to the Corporation by nonemployee directors or officers or other key employees for Awards granted under the MDR Plan and Trust. The only consideration will be the past and present contributions of the recipients to the success of the Corporation and First Federal.

Transferability of Awards

     An Award granted under the MDR Plan and Trust and the shares of Common Stock covered by the Award may not be transferred by the Award recipient unless and until the shares have vested and become nonforfeitable and have been distributed to the recipient from his or her Trust account.

Amendment; Term and Termination

     The Board of Directors may amend or terminate the MDR Plan and Trust at any time. The power to amend or terminate includes the power to direct the Trustee or Trustees to return to the Corporation or First Federal all or any part of the assets of the Trusts, including shares of Common Stock and other assets that are subject to Awards but have not then vested and become nonforfeitable. The MDR Plan and Trust will be effective on the date when it is first approved by the stockholders and, unless sooner terminated by the Board of Directors, will terminate on the earlier of (i) the distribution to Award recipients or their beneficiaries or to the Corporation or First Federal of all of the assets of the Trust or (ii) 21 years from the effective date.

Limitation on Liability; Indemnification

     The MDR Plan and Trust provides that no member of the Board of Directors or the MDRP Committee will be liable for any determination made in good faith with respect to the MDR Plan and Trust, any Award granted thereunder, or any shares of Common Stock covered by the MDR Plan and Trust or any Award granted thereunder. The MDR Plan and Trust further provides that the Corporation and First Federal will indemnify any member of the Board of Directors or the MDRP Committee against any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement that are actually and reasonably incurred by any such member in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, relating to or arising out of anything done or not done by him or her under or with respect to the MDR Plan and Trust in his or her capacity as a member of the Board of Directors or the MDRP Committee, if he or she was acting in good faith and in a manner that he or she believed to be in the best interests of the Corporation and First Federal and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The MDR Plan and Trust also provides that the Corporation and First Federal will indemnify, defend and hold harmless the Trustee or Trustees against all claims, expenses and liabilities relating to or arising out of the exercise of his or her or their powers and the discharge of his or her or their duties under the Trust, unless such claims, expenses and liabilities are due to his or her or their gross negligence or willful misconduct.

New MDR Plan and Trust Benefits

     If the MDR Plan and Trust is approved by the stockholders at the Meeting, Awards will be granted as follows to the named executive officer, all current executive officers as a group, all current nonemployee directors as a group, and all employees (including all current officers who are not executive officers) as a group, on the date of the Meeting:

MANAGEMENT DEVELOPMENT AND RECOGNITION PLAN
                                                             Dollar Value of
                                        Number of Shares    Shares of Common
                                         of Common Stock    Stock Underlying
Name and Position                       Underlying Awards      Awards <F1>
Donald L. Fernandes                          13,027             $175,865
President and Chief Executive
Officer

All current executive officers as            20,842             $281,367
a group

All current nonemployee directors            13,025             $175,838
as a group

All employees, including all                    --                   --
current officers who are not
executive officers, as a group

______________

<F1>
Based on the closing sales price of the Common Stock on The Nasdaq Stock Market on November 27, 1996, which was $13.50.

Federal Income Tax Consequences

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the MDR Plan and Trust based on federal income tax laws in effect on January 1, 1996. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     Tax Consequences to Award Recipients. An Award recipient generally will not recognize any income upon the grant of the Award. The recipient generally will be taxed at ordinary income rates on the fair market value of shares of Common Stock on the date that they are distributed to him or her from his or her Trust account, and the capital gain (or loss) holding period for such shares will also commence on that date. Dividends or other earnings or distributions paid on shares of Common Stock allocated to an Award recipient's Trust account will also be taxed to the recipient at ordinary income rates at the time when they are distributed to him or her by the Trust.

     Tax Consequences to Employer. To the extent that an Award recipient recognizes ordinary income in the circumstances described above, his or her employer will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in Section 162(m) of the Code and is not an "excess parachute payment" within the meaning of Section 280G of the Code.

     The affirmative vote of a majority of the shares of Common Stock (represented in person or by proxy) eligible to vote at the Meeting or any adjournment thereof is required for approval of the MDR Plan and Trust. The Board of Directors recommends that you vote FOR approval of the MDR Plan and Trust.

     The MDR Plan and Trust comply with the regulations of the OTS. The OTS in no way endorses or approves the MDR Plan and Trust. Any written or oral representation to the contrary is not permitted.

               PROPOSAL III -ADJOURNMENT OF MEETING

     Under certain circumstances, the Corporation's management may determine at the time of the Meeting that it is in the best interests of the Corporation and its stockholders to adjourn the Meeting to a later date. For example, in the event that the number of shares present, in person or by proxy, at the Meeting is insufficient to constitute a quorum or to approve the Option Plan and the MDR Plan and Trust, the Corporation might decide to adjourn the Meeting to permit further solicitation of proxies. The Corporation might also decide to adjourn the Meeting in the event that events occurring subsequent to the date of this Proxy Statement require the Corporation to furnish additional proxy soliciting information to the stockholders and to give the stockholders an opportunity to assimilate such information. If the Meeting is adjourned, no further notice of the time and place of the adjourned meeting is required to be given to the Corporation's stockholders other than an announcement of such time and place at the Meeting.

     The vote of a majority of the shares present at the Meeting, in person or by proxy, whether or not a quorum is present, is required to approve a proposal for adjournment of the Meeting in order to allow the Corporation's management to vote proxies received by the Corporation at the time of the Meeting in favor of such an adjournment, in the event that the Corporation determines, in its sole discretion, that such an adjournment is in the best interests of the Corporation and its stockholders. The Corporation has submitted the question of adjournment as a separate matter for the consideration and vote of the stockholders. The Board of Directors recommends that the stockholders vote FOR the proposal to adjourn the Meeting so that such proxies may be voted in favor of such adjournment under such circumstances.

                          OTHER MATTERS

     The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect of such other matters in accordance with the judgment of the person or persons voting the proxies.

    NOTICE PROVISIONS FOR STOCKHOLDER NOMINATIONS OF DIRECTORS

     Any stockholder wishing to nominate an individual for election as a director must comply with certain provisions in the Corporation's Certificate of Incorporation. The Corporation's Certificate of Incorporation establishes an advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors of the Corporation, of candidates for election as directors. Generally, such notice must be delivered to or mailed to and received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 40th day or earlier than the close of business on the 70th day prior to the first anniversary of the preceding year's annual meeting. The stockholder must also comply with certain other provisions set forth in the Corporation's Certificate of Incorporation relating to the nomination of an individual for election as a director. For a copy of all the provisions in the Corporation's Certificate of Incorporation relating to the nomination of an individual for election as a director, an interested stockholder should contact the Secretary of the Corporation at 301 Fairway Drive, Bloomington, Illinois 61701.

           NOTICE PROVISIONS FOR STOCKHOLDER PROPOSALS

     Any stockholder wishing to bring business before an annual meeting must comply with certain provisions in the Corporation's Bylaws. The Corporation's Bylaws establish an advance notice procedure with regard to certain matters to be brought before an annual meeting of stockholders of the Corporation other than by or at the direction of the Board of Directors of the Corporation. Such notice must be delivered to or mailed to and received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day or earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. The stockholder must also comply with certain other provisions set forth in the Corporation's Bylaws relating to the bringing of business before an annual meeting. For a copy of all the provisions in the Corporation's Bylaws relating to the bringing of business before an annual meeting, an interested stockholder should contact the Secretary of the Corporation at 301 Fairway Drive, Bloomington, Illinois 61701.

            INCLUSION OF STOCKHOLDER PROPOSALS IN 1997
           ANNUAL MEETING PROXY SOLICITATION MATERIALS

     The deadline for inclusion in the Corporation's proxy materials for the 1997 Annual Meeting of Stockholders of any stockholder proposal to take action thereat has passed. Therefore, the Corporation will not include any such stockholder proposal received after the date of this Proxy Statement in its proxy materials for the 1997 Annual Meeting of Stockholders.


       APPENDIX A













                      EAGLE BANCGROUP, INC.

               1996 STOCK OPTION AND INCENTIVE PLAN

                           CERTIFICATE





          I, Louis F. Ulbrich, Secretary of Eagle BancGroup, Inc., hereby certify that the attached document is a correct copy of EAGLE BANCGROUP, INC. 1996 STOCK OPTION AND INCENTIVE PLAN.

               Dated this 19th day of June, 1996.

                                        /s/ Louis F. Ulbrich
                                        Secretary as Aforesaid

                                        (Corporate Seal)

                      EAGLE BANCGROUP, INC.

               1996 STOCK OPTION AND INCENTIVE PLAN

Section 1.     Purpose.

     The purpose of the Eagle BancGroup, Inc. 1996 Stock Option and Incentive Plan (the "Plan") is to benefit Eagle BancGroup, Inc. (the "Company") and its Subsidiaries (as defined in Section 2) by recognizing the contributions made to the Company by officers and other key employees (including Directors of the Company who are also employees) of the Company and its Subsidiaries, to provide such persons with additional incentive to devote themselves to the future success of the Company, and to improve the ability of the Company to attract, retain and motivate individuals, by providing such persons with a favorable opportunity to acquire or increase their proprietary interest in the Company over a period of years through receipt of options to acquire common stock of the Company. In addition, the Plan is intended as an additional incentive to members of the Board of Directors of the Company who are not employees of the Company ("Non-Employee Directors") to serve on the Board of Directors of the Company (the "Board") and to devote themselves to the future success of the Company by providing them with a favorable opportunity to acquire or increase their proprietary interest in the Company through receipt of options to acquire common stock of the Company.

     The Company may grant stock options that constitute "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or stock options which do not constitute ISO ("NSOs") (ISOs and NSOs being hereinafter collectively referred to as ("Options").

Section 2.     Eligibility.

     Non-Employee Directors shall participate in the Plan only in accordance with the provisions of Section 5 of the Plan. The Committee (as defined in Section 3) shall initially, and from time to time thereafter, select those officers and other key employees (including Directors of the Company who are also employees) (collectively referred to herein as "Key Employees") of the Company or any other entity of which the Company is the direct or indirect beneficial owner of not less than fifty percent (50%) of all issued and outstanding equity interests ("Subsidiaries"), to participate in the Plan on the basis of the special importance of their services in the management, development and operations of the Company or its Subsidiaries (each such Director and Key Employee receiving Options granted under the Plan is referred to herein as an "Optionee").

Section 3.     Administration.

     3.1. The Committee. The Plan shall be administered by the Compensation Committee of the Board (the "Committee"). The Committee shall be comprised of two (2) or more members of the Board. All members of the Committee shall satisfy the "disinterested" administration requirements set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor rule or regulation. If at any time any member of the Committee does not satisfy such disinterested administration requirements, no Options shall be granted under this Plan to any person until such time as all members of the Committee satisfy such requirements. No person who is an officer or employee of the Company or any Subsidiary shall be a member of the Committee.


     3.2. Authority of the Committee. No person, other than members of the Committee, shall have any authority concerning decisions regarding the Plan. Subject to the express provisions of this Plan, including but not limited to
Section 5, the Committee shall have sole discretion concerning all matters relating to the Plan and Options granted hereunder. The Committee, in its sole discretion, shall determine the Key Employees of the Company and its Subsidiaries to whom, and the time or times at which Options will be granted, the number of shares to be subject to each Option, the expiration date of each Option, the time or times within which the Option may be exercised, the cancellation of the Option (with the consent of the holder thereof) and the other terms and conditions of the grant of the Option. The terms and conditions of the Options need not be the same with respect to each Optionee or with respect to each Option. The Committee shall, at all times, act according to applicable law, including regulations of the Office of Thrift Supervision.

     The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Options granted hereunder by the Committee shall be final and conclusive for all purposes and upon all persons including, but without limitation, the Company, its Subsidiaries, the Committee, the Board, officers and the affected employees of the Company and/or its Subsidiaries and their respective successors in interest.

     No member of the Committee shall, in the absence of bad faith, be liable for any act or omission with respect to service on the Committee. Service on the Committee shall constitute service as a Director of the Company so that members of the Committee shall be entitled to indemnification pursuant to the Company's Certificate of Incorporation and By-Laws.

Section 4.     Shares of Common Stock Subject to Plan.

     4.1. The total number of shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), that may be issued and sold under the Plan initially shall be 130,270. To effectuate the adjustments set forth in Section
4.2 hereof, the total number of shares of Common Stock that may be available for Options under the Plan shall be adjusted on January 1 of each calendar year, within the Applicable Period (as defined below), so that the total number of shares of Common Stock that may be issued and sold under the Plan as of January 1 of each calendar year within the Applicable Period shall be equal to ten percent (10%) of the outstanding shares of Common Stock of the Company on such date; provided, however, that no such adjustment shall reduce the total number of shares of Common Stock that may be issued and sold under the Plan below 130,270. For purposes of the preceding sentence, Applicable Period shall be the ten-year period commencing on the Effective Date (as defined in Section 13) and ending on the date which is ten years thereafter. Notwithstanding the foregoing, the total number of shares of Common Stock that may be subject to ISOs under the Plan shall be 130,270 shares of Common Stock, adjusted in accordance with the provisions of Section 4.2 hereof. With respect to Options granted to Optionees who are not subject to Section 16 of the 1934 Act, the number of shares of Common Stock delivered by any such Optionee or withheld by the Company on behalf of any such Optionee pursuant to Sections 8.2 or 8.3 of the Plan shall once again be available for issuance pursuant to subsequent Options. Any shares of Common Stock subject to issuance upon exercise of Options but which are not issued because of a surrender (other than pursuant to Sections 8.2 or 8.3 of the Plan), forfeiture, expiration, termination or cancellation of any such Option, to the extent consistent with applicable law, rules and regulations, shall once again be available for issuance pursuant to subsequent Options.

     4.2. The number of shares of Common Stock subject to the Plan and to Options granted under the Plan shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to Options previously granted thereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted on an equitable basis as determined by the Board of Directors, in its sole discretion, for each share of Common Stock then subject to the Plan and for each share of Common Stock then subject to an Option granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of Common Stock of the Company are entitled pursuant to the transaction; and (c) in the event of any other change in the capitalization of the Company, the Committee, in its sole discretion, shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan and to each share of Common Stock then subject to an Option granted under the Plan. In the event of any such adjustment, the exercise price per share shall be proportionately adjusted.

Section 5.     Grant of Options to Non-Employee Directors.

     5.1. Grants. All grants of Options to Non-Employee Directors shall be automatic and non-discretionary. Each individual who is a Non-Employee Director on the effective date of the Plan shall be granted automatically a NSO to purchase 6,513 shares of Common Stock on the effective date of the Plan.

     5.2. Exercise Price and Period. The per share Option exercise price of each such NSO granted to a Non-Employee Director shall be the "Fair Market Value," on the date on which the Option is granted, of the Common Stock subject to the Option. "Fair Market Value" shall mean the average of the closing price for Company Stock as reported on The Nasdaq Stock Market for the 20 business days ending on the third business day preceding the date with respect to which such Company Stock is being valued, for which trades in Company Stock were reported on The Nasdaq Stock Market. If no trades occur on a certain day, the closing price for the last preceding day on which trading occurred will be used as the closing price for that day. In the event that Company Stock is not readily tradable on an established securities market, the fair market value of Company Stock shall be determined by an independent appraiser meeting requirements similar to the requirements of the treasury regulations promulgated under Section 170(a)(1) of the Code.

     Each such NSO shall become exercisable with respect to one-fifth of the total number of shares of Common Stock subject to the Option on the date twelve months after the date of its grant and with respect to an additional one-fifth of the total number of shares of Common Stock subject to the Option at the end of each twelve-month period thereafter during the succeeding four years. Each NSO shall expire on the date ten years after the date of grant.

Section 6.     Grants of Options to Employees.

     6.1. Grant. Subject to the terms of the Plan, the Committee may from time to time grant Options, which may be ISOs or NSOs, to Key Employees of the Company or any of its Subsidiaries. Unless otherwise expressly provided at the time of the grant, Options granted under the Plan to Key Employees will be ISOs.

     6.2. Option Agreement. Each Option shall be evidenced by a written Option Agreement specifying the type of Option granted, the Option exercise price, the terms for payment of the exercise price, the expiration date of the Option, the number of shares of Common Stock to be subject to each Option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

     6.3. Expiration. Except to the extent otherwise provided in or pursuant to Section 7, each Option shall expire, and all rights to purchase shares of Common Stock shall expire, on the tenth anniversary of the date on which the Option was granted.

     6.4. Exercise Period. Except to the extent otherwise provided in or pursuant to Section 7 or in the proviso to this sentence, Options shall become exercisable pursuant to the following schedule: with respect to one-fifth of the total number of shares of Common Stock subject to Option on the date twelve months after the date of its grant and with respect to an additional one-fifth of the total number of shares of Common Stock subject to the Option at the end of each twelve-month period thereafter during the succeeding four years; provided, however, that the Committee, in its sole discretion, shall have the authority to shorten or lengthen the exercise schedule with respect to any or all Options, or any part thereof, granted to Key Employees under the Plan, subject to applicable law.

     6.5. Required Terms and Conditions of ISOs. Each ISO granted to a Key Employee shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rules:

          (a) Except as provided in Section 6.5(d), the per share exercise price of each ISO shall be the Fair Market Value of the shares of Common Stock on the date such ISO is granted.

          (b) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an Option, which first becomes exercisable in any calendar year exceeds the limitation of this Section 6.5(b), so much of the Option that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Option Agreement shall remain in full force and effect.

          (c) As used in this Section 6, the words "parent" and "subsidiary" shall have the meanings given to them in Section 424(e) and 424(f) of the Code.

          (d) Notwithstanding anything herein to the contrary, if an ISO is granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, within the meaning of Section 422(b)(6) of the Code, (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date the ISO is granted, and
     (ii) the ISO shall expire and all rights to purchase shares thereunder shall cease no later than the fifth anniversary of the date the ISO was granted.

          (e) No ISOs may be granted under the Plan after the date which is ten years from the Effective Date (as defined in Section
     13).

     6.6. Required Terms and Conditions of NSOs. Each NSO granted to Key Employees shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rule: the per share exercise price of each NSO shall be the Fair Market Value of the shares of Common Stock on the date the NSO is granted; provided however, that in no event may the exercise price be less than the par value of the shares of Common Stock subject to such NSO.

Section 7.     Effect of Termination of Employment.

     7.1. Termination Generally.   Except as provided in Sections 7.2 and
7.3, or by the Committee, in its sole discretion, any Option shall terminate on the date of the Optionee's termination of employment with the Company and its Subsidiaries or termination of service on the Board for any reason. An Optionee's transfer of employment from the Company to a Subsidiary, or from a Subsidiary to the Company, or from a Subsidiary to another Subsidiary, shall not constitute a termination of employment for purposes of the Plan. Options granted under the Plan shall not be affected by any change of duties in connection with the employment of the Optionee or by leave of absence authorized by the Company or a Subsidiary.

     7.2. Death and Disability. In the event of an Optionee's death or Disability (as defined below) during employment with the Company or any of its Subsidiaries or during service on the Board, all Options held by the Optionee shall become fully exercisable on such date of death or Disability. Each of the Options held by such an Optionee shall expire on the earlier of: (a) the first anniversary of the date of the Optionee's death or Disability; and (b) the date that such Option expires in accordance with its terms. For purposes of this
Section 7.2, "Disability" shall mean the inability of an individual to engage in any substantial gainful activity by reason of any medical determinable physical or mental impairment which is expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Committee, in its sole discretion, shall determine the date of any Disability.

     7.3. Retirement of Employees.

          (a) Non-Employee Directors. In the event the service of a Non-Employee Director on theBoard shall be terminated by reason of the retirement of such Non-Employee Director of the Company in accordance with the Company's retirement policy for Directors, any Option or Options granted to such Non-Employee Director shall continue to vest and remain exercisable pursuant to Section 5, in the same manner and to the same extent as if such Director had continued his or her service on the Board during such period, provided such Non-Employee Director continues to serve as an advisory director or director emeritus for the Company or its insured subsidiary.

          (b) Key Employees Who Are Also Directors. Section 7.3(a) shall be applicable to Options held by any Key Employee who is also a Director in the event the employment of such Key Employee with the Company and/or its Subsidiaries shall be terminated by reason of Employee Retirement, so long as the service of such Key Employee on the Board continues after such Employee Retirement.

Section 8.     Exercise of Options.

     8.1. Notice. A person entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of shares of Common Stock with respect to which the Option is being exercised and any other information the Committee may prescribe. The notice shall be accompanied by payment as described in Section 8.2. The notice of exercise shall be accompanied by the Optionee's copy of the writing or writings evidencing the grant of the Option. All notices or requests provided for herein shall be delivered to the Secretary of the Company.

     8.2. Exercise Price. Except as otherwise provided in the Plan or in any Option Agreement, the Optionee shall pay the purchase price of the shares of Common Stock upon exercise of any Option: (a) in cash; (b) in cash received from a broker-dealer to whom the Optionee has submitted an exercise notice consisting of a fully endorsed Option (however, in the case of an Optionee subject to Section 16 of the 1934 Act, this payment option shall only be available to the extent such insider complies with Regulation T issued by the Federal Reserve Board); (c) by delivering shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the Option exercise price; (d) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the Option exercise price; (e) in the case of a Key Employee, by such other medium of payment as the Committee, in its discretion, shall authorize at the time of grant; or (f) by any combination of
(a), (b), (c), (d) and (e). In the case of an election pursuant to (a) or (b) above, cash shall mean cash or a check issued by a federally insured bank or savings and loan, and made payable to the Company. In the case of payment pursuant to (b), (c) or (d) above, the Optionee's election must be made on or prior to the date of exercise and shall be irrevocable. In the case of an Optionee who is subject to Section 16 of the 1934 Act and who elects payment pursuant to (d) above, the election must be made in writing either: (i) within the ten (10) business days beginning on the third business day following release of the Company's quarterly or annual summary of earnings and ending on the twelfth business day following such day; or (ii) at least six (6) months prior to the date of exercise of such Option. In lieu of a separate election governing each exercise of an Option, an Optionee may file a blanket election with the Committee which shall govern all future exercises of Options until revoked by the Optionee. The Company shall issue, in the name of the Optionee, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise, provided that any shares of Common Stock purchased by an Optionee through a broker-dealer pursuant to clause (b) above shall be delivered to such broker-dealer in accordance with 12 C.F.R.
section 220.3(e)(4) or other applicable provision of law.

     8.3. Taxes Generally. At the time of the exercise of any Option, as a condition of the exercise of such Option, the Company may require the Optionee to pay the Company an amount equal to the amount of the tax the Company or any Subsidiary may be required to withhold to obtain a deduction for federal and state income tax purposes as a result of the exercise of such Option by the Optionee or to comply with applicable law.

     8.4. Payment of Taxes.  At any time when an Optionee is required to pay an amount required to be withheld under applicable income tax or other laws in connection with the exercise of an Option, the Optionee may satisfy this obligation in whole or in part by: (a) directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the amount of tax required to be withheld; or (b) delivering shares of Common Stock of the Company having an aggregate Fair Market Value equal to the amount required to be withheld. In the case of payment of taxes pursuant to (a) or (b) above, the Optionee's election must be made on or prior to the date of exercise and shall be irrevocable. The Committee may disapprove any election or delivery or may suspend or terminate the right to make elections or deliveries. In the case of an Optionee who is subject to Section 16 of the 1934 Act, an election to withhold shares of Common Stock must be made in writing either: (a) six months prior to the exercise date; (b) during a period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary consolidated statements of revenue and income and ending on the twelfth business day following such date; or (c) more than six months and one day from the later of the date of the grant of the Option hereunder to such person or the date of the most recent transaction by such person which is treated as a purchase of the Common Stock of the Company pursuant to the 1934 Act and the rules and regulations thereunder, and which is not exempt from
Section 16(b) of the 1934 Act. In lieu of a separate election governing each exercise of an Option, an Optionee may file a blanket election with the Committee which shall govern all future exercises of Options until revoked by the Optionee.

Section 9.     Transferability of Options.

     No Option granted pursuant to the Plan shall be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. Notwithstanding the preceding sentence, an Option Agreement for NSOs may provide that the Optionee, at any time prior to his death, may assign all or any portion of an Option granted to him to (i) his spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his spouse or lineal descendant, (iii) a partnership of which his spouse and lineal descendants are the only partners, or (iv) a tax exempt organization as described in Code Section 501(c)(3). In such event, the spouse, lineal descendant, trustee, partnership or tax exempt organization will be entitled to all of the rights of the Optionee with respect to the assigned portion of such Option, and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth herein and in the related Option Agreement immediately prior to the effective date of the assignment. Any such assignment will be permitted only if: (i) the Optionee does not receive any consideration therefore; and (ii) the assignment is expressly permitted by the applicable Agreement as approved by the Committee. Any such assignment shall be evidenced by an appropriate written document executed by the Optionee, and a copy thereof shall be delivered to the Company on or prior to the effective date of the assignment.

Section 10.    Rights as Stockholder.

     An Optionee or a transferee of an Optionee pursuant to Section 9 shall have no rights as a stockholder with respect to any Common Stock covered by an Option or receivable upon the exercise of an Option until the Optionee or transferee shall have become the holder of record of such Common Stock, and no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect to such Common Stock for which the record date is prior to the date on which the Optionee shall have in fact become the holder of record of the shares of Common Stock acquired pursuant to the Option.

Section 11.    Postponement of Exercise.

     The Committee may postpone any exercise of an Option for such time as the Committee in its sole discretion may deem necessary in order to permit the Company (a) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable upon the exercise of an Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (b) to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed, or (c) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Option or any provision of the Plan to recognize the exercise of an Option or to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof. Any such postponement shall not extend the term of an Option and neither the Company nor its directors or officers shall have any obligation or liability to an Optionee, to the Optionee's successor or to any other person with respect to any shares of Common Stock as to which the Option shall lapse because of such postponement.

Section 12.    Termination or Amendment of Plan.

     The Board or the Committee may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company to the extent allowed by law; provided, however, that (a) no Plan amendment shall be effective until approved by the stockholders of the Company insofar as stockholder approval thereof is required in order for the Plan to continue to satisfy the requirements of Rule 16b-3 under the 1934 Act, and (b) the provisions of the Plan applicable to Non-Employee Directors may not be amended more than once every six (6) months, except to comply with changes in the Code and the Employee Retirement Income Security Act, or the rules and regulations under each.

     The Committee may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

     No amendment or termination of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee, except that the Committee may amend the Plan in a manner that does affect Options theretofore granted upon a finding by the Committee that such amendment is in the best interest of holders of outstanding Options affected thereby.

     This Plan is intended to comply with all applicable requirements of Rule 16b-3 or its successors under the 1934 Act, insofar as participants subject to
Section 16 of the 1934 Act are concerned. To the extent any provision of the Plan does not so comply, the provision shall, to the extent permitted by law and deemed advisable by the Committee, be deemed null and void with respect to such participants.

Section 13.    Effective Date.

     The Plan shall be effective upon the date of approval of the Plan by an affirmative vote of a majority of the shares of the voting stock of the Company entitled to be voted by the holders of stock represented at a duly held stockholders' meeting, within 12 months after the date of adoption of the Plan by the Board.

                                                       APPENDIX B










                      EAGLE BANCGROUP, INC.

              MANAGEMENT DEVELOPMENT AND RECOGNITION
                     PLAN AND TRUST AGREEMENT

                      EAGLE BANCGROUP, INC.

              MANAGEMENT DEVELOPMENT AND RECOGNITION
                     PLAN AND TRUST AGREEMENT


                            ARTICLE I
               ESTABLISHMENT OF THE PLAN AND TRUST

     1.01. Eagle BancGroup, Inc. (the "Company") hereby establishes the Management Development and Recognition Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Management Development and Recognition Plan and Trust Agreement (the "Agreement").

     1.02. The Trustees hereby accept this Trust and agree to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.


                            ARTICLE II
                       PURPOSE OF THE PLAN

     2.01. The purpose of the Plan is to retain personnel of experience and ability in key positions by providing such key employees with a proprietary interest in the Company as compensation for their contributions to the Company and its Subsidiaries and as an incentive to make such contributions in the future.


                           ARTICLE III
                           DEFINITIONS

     The following words and phrases, when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Whenever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01. "Association" means First Federal Savings and Loan Association of Bloomington, a Federally-chartered savings association, and its successors and assigns. The Association, with the consent of the Board, has agreed to participate in this Plan.

     3.02. "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, the Recipient's estate.

     3.03.     "Board" means the Board of Directors of the Company.

     3.04. "Committee" means the Committee appointed by the Board pursuant to Article IV hereof.

     3.05. "Common Stock" means shares of the common stock, $.01 par value per share, of the Company.

     3.06. "Company" means Eagle BancGroup, Inc., a Savings and Loan Holding Company registered under Section 10(b) of the Home Owners' Loan Act that owns 100% of the Capital Stock of First Federal Savings and Loan Association of Bloomington.

     3.07. "Director" means a member of the Board of Directors of the Company or the Association.

     3.08. "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Recipient to perform the work customarily assigned to him. A medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of the Recipient's lifetime.

     3.09. "Effective Date" means the date shareholders of the Company approve the Plan.

     3.10. "Employee" means any person who is currently employed by the Company, the Association or a Subsidiary, including officers.

     3.11. "Plan Shares" means shares of Common Stock held in the Trust and issued or issuable to a Recipient pursuant to the Plan.

     3.12. "Plan Share Award" means a right granted under this Plan to earn Plan Shares.

     3.13. "Recipient" means an Employee who receives a Plan Share Award under the Plan.

     3.14. "Retirement" means retirement at the normal or early retirement date as set forth in the First Federal Savings and Loan Association of Bloomington Employee Stock Ownership Plan.

     3.15. "Subsidiary" means any other entity of which the Company is the direct or indirect beneficial owner of not less than fifty percent (50%) of all issued and outstanding equity interests. A Subsidiary may, with the consent of the Board, agree to participate in this Plan.

     3.16. "Trustee" means those persons (normally members of the Committee) nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.


                            ARTICLE IV
                    ADMINISTRATION OF THE PLAN

     4.01. Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. Members of the Committee shall not be eligible to receive a Plan Share Award. The Committee shall have the power to interpret and construe the terms and provisions of the Plan or of any Plan Share Award granted hereunder, and all such interpretations and constructions by the Committee shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall appoint one or more individuals (normally from among its members) to act as Trustees in accordance with the provisions of this Plan and Trust and the terms of Article VIII hereof. The Committee shall at all times, act according to applicable law, including regulations of the Office of Thrift Supervision.

     4.02. Role of the Board. The members of the Committee and the Trustee or the Trustees shall be appointed or approved by the Board. The Board may, in its discretion, from time to time, remove members from or add members to the Committee and may remove, replace or add Trustees. The Board may not revoke any Plan Share Award already made. Members of the Board who are eligible for, or who have been granted, Plan Share Awards may not vote on any matters affecting the administration of the Plan or the grant of Plan Shares or Plan Share Awards (although such members may be counted in determining the existence of the quorum at any meeting of the Board during which actions with regard thereto are taken).

     4.03. Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards it grants. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company and its Subsidiaries shall indemnify such member against expense (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such member in connection with such action, suit or proceeding if the member acted in good faith and in the manner he reasonably believed to be in the best interests of the Company and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.


                            ARTICLE V
                          CONTRIBUTIONS

     5.01. Amount and Timing of Contributions. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Company and its Subsidiaries to the Trust established under this Plan. Such amounts shall be paid to the Trust at the time of contribution. No contributions by Employees or Recipients shall be permitted.

     5.02. Investment of Trust Assets After Conversion. The Trustee shall invest the Trust's assets exclusively in the Company's Common Stock provided, however, that the Trust shall not purchase more than 4% of the total shares of Common Stock issued. Any earnings received with respect to Common Stock held by the Plan shall be held in an interest bearing account. Any earnings received with respect to Common Stock subject to a Plan Share Award shall be held in an interest bearing account on behalf of the individual Recipient.

                            ARTICLE VI
                   ELIGIBILITY AND ALLOCATIONS

     6.01. Eligibility. Officers and key management Employees of the Company, the Association and its Subsidiaries are eligible to receive Plan Share Awards. Non-employee Directors may receive Plan Share Awards only pursuant to
Article X hereof.

     6.02. Allocations. The Committee shall determine which of the Employees referenced in 6.01 above will be granted Plan Share Awards and the number of Shares covered by each Award, provided, however, that the number of Shares covered by such Awards may not exceed the number of shares purchased by the Trustee prior to the grant of such Awards, and provided further that in no event shall any Awards be made which will violate the Certificate of Incorporation or Bylaws of the Company, the Federal Stock Charter or Bylaws or Plan of Conversion of the Association, or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason, the Committee may determine which of the Employees will be granted additional Plan Shares to be awarded from forfeited Plan Shares. In selecting those Employees to whom Plan Share Awards will be granted and the number of Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees, the value of their services to the Company and the Association and its Subsidiaries, and any other factors the Committee may deem relevant, including the recommendations of the Chairman of the Board.

     6.03. Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.02 that a Plan Share Award is to be issued, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04. Allocations Not Required. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall the salaried Employees as a group have such a right.


                           ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES
                          VOTING RIGHTS

     7.01. Earning Plan Shares: Forfeitures. Unless the Committee shall specifically state to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned by a Recipient in five equal annual installments over the first five years after the date of grant, if the Employee remains employed with the Company or a Subsidiary continuously throughout such period, provided, however, that the Committee may provide for a less rapid earnings rate than that set forth herein for all Awards or for any given Award. If the employment of a Recipient is terminated prior to the fifth anniversary (or such later date as the Committee shall determine) of the date of grant of an Award for any reason (except as specifically provided in subsections
(a) and (b) below), the Recipient shall forfeit the right to earn any shares subject to the Award which have not theretofore been earned. No fractional shares shall be issued.

          (a) Exception for Terminations Due to Death or Disability. Notwithstanding the general rule contained in this Section, Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Company or a Subsidiary terminates due to Death or Disability, or any part of such Award that has not theretofore been earned, shall be deemed earned as of the Recipient's last day of employment with the Company or a Subsidiary.

          (b) Revocation for Misconduct. Notwithstanding anything herein to the contrary, the Board may, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee or Director who is discharged from the Company or a Subsidiary for cause (as hereinafter defined), or who is discovered after termination of employment to have engaged in conduct that would have justified termination for cause. "Cause" is defined as personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order.

     7.02. Distribution of Plan Shares. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as is practicable after a Plan Share Award is made. All Plan Shares shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and payable.

     7.03. Voting and Dividend Rights. No Recipient shall have any voting or other rights of a stockholder with respect to any Plan Shares covered by a Plan Share Award prior to the time said Plan Shares are earned by him, except as otherwise provided in this Agreement. When cash dividends are paid with respect to Plan Shares allocated to a Recipient, such cash dividends shall be accumulated in the Trust for distribution to a Recipient when the Plan Share Awards are earned. Stock dividends with respect to shares allocated to a Recipient shall be distributed when the Plan Shares with respect to which they are declared are so distributable. Voting rights attributable to any Plan Shares covered by a Plan Share Award prior to the time said Plan Shares are earned by a Recipient shall be held by the Trust, and the Trustee shall exercise voting rights with respect to such shares in its sole discretion.


                           ARTICLE VIII
                              TRUST

     8.01. Trust. The Trustees shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

     8.02. Management of Trust. It is the intent of this Plan and Trust that the Trustees shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustees determined that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

          (a) To invest up to 100% of all Trust assets in Common Stock of the Company without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust and Common Stock shall be newly issued shares, Treasury shares or shares purchased by the Plan in the open market.

          (b) To invest any Trust assets not otherwise invested in accordance with (a) above in such savings accounts, deposits and certificates of deposit (including those issued by the Company or a Subsidiary), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

          (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

          (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

          (e) To hold cash without interest in such amounts as may be, in the opinion of the Trustees, reasonable for the proper operation of the Plan and Trust.

          (f) To employ brokers, agents, custodians, consultants and accountants.

          (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representations as they may deem desirable.

          (h) To hold funds and securities representing the amounts to be distributed, to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustees shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

     8.03. Records and Accounts. The Trustees shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

     8.04. Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated, in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Recipients, if, such shares are the subject of outstanding Plan Share Awards (but distributed only when such Plan Share Awards are earned), or, otherwise to a reserve established by the Plan.

     8.05. Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company and its Subsidiaries.

     8.06. Indemnification. The Company and its Subsidiaries shall indemnify, defend and hold the Trustees harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustees' powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

     8.07. Voting Rights. Voting rights attributable to any Plan Shares covered by a Plan Share Award but not yet earned by the Recipient shall be exercised by the Trustee in its sole discretion.


                            ARTICLE IX
                          MISCELLANEOUS

     9.01. Amendment and Termination of Plan. The Board may, by resolution, at any time, amend or terminate the Plan. The power to amend or terminate shall include the power to direct the Trustees to return to the Company or the Association all or any part of the assets of the Trust, as well as shares of Common Stock and other assets subject to Plan Share Awards but not yet earned by the Employees to whom they are allocated.

     9.02. Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient and, during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.03. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Company or any Subsidiary be subject to any claim for benefits hereunder.

     9.03. Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustees, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of the Company, the Association or a Subsidiary.

     9.04. Governing Law. The Plan and Trust shall be governed by the laws of the State of Illinois.

     9.05. Term of Plan. This Plan shall remain in effect until the earlier of: (1) termination by the Board of Directors; (2) the distribution to Recipients, Beneficiaries, the Company or the Association of all assets of the Trust; or (3) 21 years from the Effective Date. Termination of the Plan shall not, unless expressly specified, affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been paid, or by their terms expire or are forfeited.


                            ARTICLE X
                     OUTSIDE DIRECTOR AWARDS

     Subject to availability, each non-Employee Director on the Effective Date shall be granted a Plan Share Award equal to 2,605 shares (which amount shall not exceed 5% of the shares purchased by the Trust pursuant to Section 5.02) to vest in five equal annual installments beginning with the first anniversary of the Effective Date. The shares subject to Plan Share Awards under this Article X shall not exceed 30% of the amount of shares purchased by the Trust pursuant to Section 5.02.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, all on this 19th day of June, 1996.


                              EAGLE BANCGROUP, INC.



                              By:


ATTEST:



     Its Secretary



     IN WITNESS WHEREOF, the following members of the Committee execute this Agreement, in their individual capacities, as Trustees, accepting and binding themselves to undertake and perform the obligations and duties of the Trustees hereunder and consenting to the foregoing Plan and Trust Agreement.


                              By:
                                   (Member)


                              By:
                                   (Member)


                              By:
                                   (Member)

                            REVOCABLE PROXY
                          EAGLE BANCGROUP, INC
                  PLEASE MARK VOTES AS IN THIS EXAMPLE
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF EAGLE BANCGROUP,INC.

     The undersigned hereby appoint(s) Steven J. Wannemacher and William J. Hanfland, or either of them, as proxies for the undersigned, with full power of substitution, to act and to vote all of the shares of common stock of Eagle BancGroup, Inc. that the undersigned would be entitled to vote if personally present at the special meeting of stockholders to be held at the Conference Center at the Best Western Eastland Suites Lodge, 1801 Eastland Drive, Bloomington, Illinois, on February 11, 1997, or at any adjournments or postponements thereof. Said proxies are directed to vote as instructed on the matters set forth on this card and otherwise at their discretion. Receipt of a copy of the notice of said meeting and proxy statement are hereby acknowledged.

     (Please sign, date and mail in the enclosed return envelope.)

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
PROPOSALS

1. Approval of Eagle BancGroup, Inc. 1996 Stock Option and Incentive Plan (the "Option Plan").

               FOR       AGAINST        ABSTAIN


2. Approval of Eagle BancGroup, Inc. Management Development and Recognition Plan and Trust Agreement (the "MDR Plan and Trust").

             FOR       AGAINST        ABSTAIN


3. Proposal to adjourn the Meeting in the event that the Corporation's management should determine that such adjournment is in the best interests of the Corporation and its stockholders, as more fully described in the accompanying Proxy Statement, which would include adjourning the Meeting to enable management to solicit additional proxies which may be necessary to ensure approval of the Option Plan and the MDR Plan and Trust.

             FOR       AGAINST        ABSTAIN


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED ABOVE.


Dated:                 , 1997                   ______________________________
                                                     Signature of Stockholder

                                                ______________________________
                                                     Signature of Stockholder
                                                          (if held jointly)

                                 IMPORTANT:  Please sign exactly as your
                                 name or names appear on this card.  If
                                 stock is held jointly, all joint owners
                                 must sign.  Executers, administrators,
                                 trustees, guardians, custodians, corporate officers and others signing in a representative capacity should put their full title.

                                 Please check box if you plan
                                 to attend the Meeting.